EXHIBIT 10.1

First Amendment To Amended and Restated Credit Agreement

By And Among

Escalade, Incorporated

And

Indian Industries, Inc.

And

The Other Loan Parties Hereto

And

The Lenders Party Hereto

And

JPMorgan Chase Bank, N.A.,
As Administrative Agent

Dated As Of July 18, 2022

First Amendment To Amended and Restated

Credit Agreement

This First Amendment To Amended and Restated Credit Agreement (this “First Amendment”) is made as of July 18, 2022, by and among Escalade, Incorporated, Indian Industries, Inc., the Other Loan Parties hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:

W I T N E S S E T H:

Whereas, as of January 21, 2022, the parties hereto entered into a certain Amended and Restated Credit Agreement (the “Agreement”); and

Whereas, the parties desire to amend the Agreement to, among other things, increase the Revolving Commitment and to amend certain definitions and covenants, subject to and as provided in this First Amendment;

Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

Article I

Definitions

Section 1.01 Defined Terms. Section 1.01 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

“Revolving Commitment” means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. As of the First Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $75,000,000.

Section 1.01 Defined Terms. Section 1.01 of the Agreement is hereby further amended by adding the following new definitions to the Agreement:

“First Amendment Effective Date” means July 18, 2022.

First Amendment to Amended and Restated Credit Agreement	Page 1

Article VI

Negative Covenants

SECTION 6.12 Financial Covenants. Section 6.12 of the Agreement is hereby amended by substituting the following new clause (b) in lieu of the like existing clause (b):

(b)         Funded Debt to EBITDA Ratio. The Loan Parties shall achieve a Funded Debt to EBITDA Ratio of not more than (i) 3.00 to 1.00 as of the end of each Fiscal Quarter from October 1, 2022 through December 31, 2022, and (ii) 2.75 to 1.00 as of the Fiscal Quarter ending March 31, 2023 and as of the end of each Fiscal Quarter thereafter, calculated as of the 12-month period then ended.

Part II. Continuing Effect

Except as expressly modified herein:

(a)         All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;

(b)         The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of Borrowers; and

(c)         Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa)         Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)         There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)         Except as expressly waived in this First Amendment, there does not exist any Default or Event of Default; and

(dd)         After giving effect to this First Amendment and any transactions contemplated hereby, no Default or Event of Default is or will be occasioned hereby or thereby.

Part III. Independent Credit Decision

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

First Amendment to Amended and Restated Credit Agreement	Page 2

Part IV. Commitment Schedule

Subject to Part V hereof, the Agreement is hereby amended by substituting the Commitment Schedule attached hereto in lieu of the Commitment Schedule attached to the Agreement.

Part V. Conditions Precedent

Notwithstanding anything contained in this First Amendment to the contrary, this First Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)         The Administrative Agent shall have received counterparts of this First Amendment, duly executed by the Administrative Agent, Borrowers, the Loan Guarantors and the Lenders;

(b)         The Administrative Agent shall have received a Replacement Revolving Note, duly executed by Borrowers;

(c)         The Administrative Agent shall have received a Consent and Reaffirmation, duly executed by Guarantors;

(d)         The Administrative Agent shall have received a duly executed certificate of the Secretary of each Borrower and Guarantor (A) certifying as to the authorizing resolutions of such Borrower and Guarantor, and (B) certifying as complete and correct as to attached copies of its Articles of Incorporation and By‑Laws or Articles of Organization and Operating Agreement, as applicable, or certifying that such Articles of Incorporation or By‑Laws or Articles of Organization or Operating Agreement, as applicable, have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;

(e)         The Administrative Agent shall have received such documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(f)         All legal matters incident to this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Part V. Expenses

The Borrowers agree to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this First Amendment. The Borrowers shall also pay all fees as set forth in that certain Fee Letter dated as of the First Amendment Effective Date.

First Amendment to Amended and Restated Credit Agreement	Page 3

Part VI. Counterparts

This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

In Witness Whereof, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

[This Space Intentionally Left Blank]

First Amendment to Amended and Restated Credit Agreement	Page 4

Signature Page Of

Escalade, Incorporated

To First Amendment to Amended and Restated Credit Agreement

Escalade, Incorporated

By:	/s/ STEPHEN WAWRIN
Stephen Wawrin, Chief Financial Officer

Signature Page Of

Indian Industries, Inc.

To First Amendment to Amended and Restated Credit Agreement

Indian Industries, Inc.

By:	/s/ STEPHEN WAWRIN
Stephen Wawrin, Chief Financial Officer

CONSENT AND REAFFIRMATION

Each of the undersigned Loan Guarantors hereby consents to the foregoing First Amendment, and further agrees that the execution and delivery of such First Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Loan Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrowers to the Lenders, the Issuing Bank and the Administrative Agent are fully, finally and irrevocably paid and performed. Each Loan Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Loan Guarantor under its Loan Guaranty. Capitalized terms used herein and not defined have the meanings ascribed thereto in the Agreement.

BEAR ARCHERY, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

EIM COMPANY, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

ESCALADE INSURANCE, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

ESCALADE SPORTS PLAYGROUND, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

HARVARD SPORTS, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

SOP SERVICES, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

U.S. WEIGHT, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

WEDCOR HOLDINGS, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

GOALSETTER SYSTEMS, INC.

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

LIFELINE PRODUCTS, LLC

By: /s/ STEPHEN WAWRIN___________

Name:   Stephen Wawrin

Title:     Chief Financial Officer

VICTORY MADE, LLC

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

VICTORY TAILGATE, LLC

By: /s/ STEPHEN WAWRIN___________

Stephen Wawrin, Chief Financial Officer

Signature Page Of

JPMorgan Chase Bank, N.A.

To First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank By: /s/THOMAS W. HARRISON Name: Thomas W. Harrison Title: Executive Director

Signature Page Of

Old National Bank

To First Amendment to Amended

and Restated Credit Agreement

OLD NATIONAL BANK, as a Lender By: /s/ JEFF BONE Name: Jeff Bone Title: V.P.

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Term Commitment	Swingline Commitment	Total Commitment
JPMorgan Chase Bank, N.A.	$51,442,307.82	$29,803,877.46	$7,500,000.00*	$81,246,185.28
Old National Bank	$23,557,692.18	$13,648,504.54	$0.00	$37,206,196.72
Total	$75,000,000.00	$43,452,382.00	$7,500,000.00	$118,452,382.00

*The Swingline Commitment is part of JPMorgan Chase Bank, N.A.’s Revolving Commitment.